UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2016
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Approval of 2016 Long-Term Incentive Plan and New Form of Award Agreements
On November 17, 2015, the Corporate Governance and Compensation Committee (the “Committee”) of the Board of Directors of Post Holdings, Inc. (the “Company” or “Post”) approved the Post Holdings, Inc. 2016 Long-Term Incentive Plan (the “2016 Plan”), subject to shareholder approval. At Post’s 2016 Annual Meeting of Shareholders, held on January 28, 2016, the shareholders of the Company considered and approved the 2016 LTIP. In general, the 2016 LTIP provides opportunities for executive officers, employees and non-management directors to receive stock options, restricted stock units and other stock based awards. A description of the terms of the 2016 LTIP can be found under the heading “Approval of Post Holdings, Inc. 2016 Long-Term Incentive Plan (Proxy Item No. 4)” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 10, 2015, which description is incorporated by reference herein. Such description is only a summary and does not purport to be complete and is qualified in its entirety by reference to the 2016 LTIP filed as Exhibit 10.1 hereto, which exhibit is incorporated by reference.
On February 1, 2016, the Committee approved new form of awards agreements which will be used for grants of non-qualified stock options, stock-settled and cash-settled restricted stock units under the 2016 LTIP. The new form of Stock-Settled Restricted Stock Unit Agreement (Non-Management Directors) is attached hereto as Exhibit 10.2 and is incorporated by reference. The new form of Stock-Settled Restricted Stock Unit Agreement (U.S. Employees) is attached hereto as Exhibit 10.3 and is incorporated by reference. The new form of Cash-Settled Restricted Stock Unit Agreement (U.S. Employees) is attached hereto as Exhibit 10.4 and is incorporated by reference. The new form of Non-Qualified Stock Option Agreement is attached hereto as Exhibit 10.5 and is incorporated by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of shareholders (the “Annual Meeting”) at the Drury Inn & Suites Brentwood, 8700 Eager Road, St. Louis, Missouri 63144 on Thursday, January 28, 2016. At the Annual Meeting, of the 62,082,317 shares outstanding and entitled to vote, 56,998,927 shares were represented, constituting a 92% quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1:
All of the nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2019 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes	Percentage of Votes Cast For
Gregory L. Curl	53,598,195	664,683	2,736,049	98.78%
David P. Skarie	48,192,225	6,070,653	2,736,049	88.81%

Proposal 2:
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2016 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Percentage of Votes Cast For
56,950,906	34,085	13,936	99.92%

Proposal 3:	The Company’s executive compensation, as described in the Company’s 2015 Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For
48,809,574	5,025,328	427,976	2,736,049	89.95%

Proposal 4:	The Post Holdings, Inc. 2016 Long-Term Incentive Plan was approved by the shareholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Percentage of Votes Cast For
51,871,072	2,280,091	111,715	2,736,049	95.59%

Item 9.01.    Financial Statements and Exhibits
(d)  Exhibits
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 1, 2016	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: SVP, General Counsel & Chief Administrative Officer, Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Post Holdings, Inc. 2016 Long-Term Incentive Plan
10.2	Form of Stock-Settled Restricted Stock Unit Agreement (Non-Management Directors)
10.3	Form of Stock-Settled Restricted Stock Unit Agreement (U.S. Employees)
10.4	Form of Cash-Settled Restricted Stock Unit Agreement (U.S. Employees)
10.5	Form of Non-Qualified Stock Option Agreement

5